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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): September 29, 2003

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                               Toll Brothers, Inc.
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               (Exact Name of Registrant as Specified in Charter)

      Delaware                     001-09186               23-2416878
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(State or Other Jurisdiction     (Commission            (IRS Employer
   of Incorporation)             File Number)        Identification No.)

 3103 Philmont Avenue, Huntingdon Valley, PA                19006
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 (Address of Principal Executive Offices)                 (Zip Code)


       Registrant's telephone number, including area code: (215) 938-8000

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Item 5. OTHER EVENTS

         The Registrant is filing this Current Report on Form 8-K solely for the purpose of filing the Exhibits listed in Item 7(c) below.


Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c). Exhibits.

         The following Exhibits are filed as part of this Current Report on Form 8-K:


                  Exhibit 4.1* Authorizing Resolutions relating to the $250,000,000 principal amount of 5.95% Senior Notes due 2013 of Toll Brothers Finance Corp. guaranteed on a Senior Basis by Toll Brothers, Inc. and certain of its subsidiaries.

                  Exhibit 4.2* Registration Rights Agreement dated as of September 3, 2003 by and among Toll Brothers Finance Corp.,
         Toll Brothers, Inc. and Citigroup Global Markets Inc.

                  Exhibit 10.1* Purchase Agreement dated August 26, 2003 between Toll Brothers Finance Corp., Toll Brothers, Inc. and Citigroup Global Markets Inc.



* Filed electronically herewith.



                                   Signatures


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  TOLL BROTHERS, INC.

Dated: September 29, 2003                     By: Joseph R. Sicree
                                                  ------------------------
                                                  Joseph R. Sicree
                                                  Vice President, Chief
                                                  Accounting Officer





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EXHIBIT INDEX

The following Exhibits are filed as part of this Current Report on Form 8-K:


                  Exhibit 4.1* Authorizing Resolutions relating to the $250,000,000 principal amount of 5.95% Senior Notes due 2013 of Toll Brothers Finance Corp. guaranteed on a Senior Basis by Toll Brothers, Inc. and certain of its subsidiaries.

                  Exhibit 4.2* Registration Rights Agreement dated as of September 3, 2003 by and among Toll Brothers Finance Corp.,
         Toll Brothers, Inc. and Citigroup Global Markets Inc.

                  Exhibit 10.1* Purchase Agreement dated August 26, 2003 between Toll Brothers Finance Corp., Toll Brothers, Inc. and Citigroup Global Markets Inc.



* Filed electronically herewith.